PUTNAM
CALIFORNIA
INVESTMENT GRADE
MUNICIPAL TRUST

SEMIANNUAL REPORT

October 31, 1995

[LOGO]
BOSTON * LONDON * TOKYO

FUND HIGHLIGHTS

"Municipal bonds have been playing catch-up in this year's market. Fears over flat-tax proposals left these investments lagging in the first half of the year. That underperformance has created some great opportunities for investors who think the market has overreacted to the potential for a flat tax."

-- William H. Reeves, Portfolio Manager, Putnam California Investment Grade Municipal Trust



"Today, long-term muni yields stand at 88% of Treasury yields, down slightly from the summer peak but still above customary levels in the low- to mid-80% range. To many investment pros, that narrower-than-normal spread between muni and Treasury yields spells bargains."

-- Money, November 1995



CONTENTS
 4 Report from Putnam Management

 8 Fund performance summary

10 Portfolio holdings

13 Financial statements

FROM THE CHAIRMAN

                                              [PHOTO OF GEORGE PUTNAM]
                                                     (C) KARSH, OTTAWA
DEAR SHAREHOLDER:

THE PERIOD ENCOMPASSING THE FIRST HALF OF PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST'S FISCAL YEAR FOLLOWED ONE OF THE MOST SEVERE BOND MARKET DOWNTURNS ON RECORD AND ENDED IN THE MIDST OF ONE OF THE MARKET'S STRONGEST RALLIES.

THE BENEFITS OF THE MARKET'S UPTURN DURING THE SIX MONTHS ENDED OCTOBER 31, 1995, WERE DAMPENED SOMEWHAT FOR TAX- FREE BOND INVESTORS. TALK OF A FLAT TAX IGNITED CONCERNS THAT THE TAX ADVANTAGE LONG ENJOYED BY MUNICIPAL SECURITIES WOULD BE LOST. AS IS SO OFTEN THE CASE, HOWEVER, THE MARKET OVERREACTED, AND BY THE FISCAL YEAR'S MIDPOINT IT HAD RECOGNIZED THIS FACT.

FUND MANAGER WILLIAM H. REEVES BELIEVES THAT PROSPECTS OF A FLAT TAX BEING ENACTED ANY TIME SOON ARE QUITE SLIM. FURTHERMORE, THE FEDERAL RESERVE BOARD'S SUCCESS IN SLOWING THE PACE OF THE ECONOMY HAS CONTRIBUTED TO A FAVORABLE ENVIRONMENT FOR BONDS. LOW INFLATION AND RELATIVELY STABLE BOND YIELDS POINT TO A CONTINUATION OF THOSE FAVORABLE CONDITIONS THROUGH THE SECOND HALF OF YOUR FUND'S FISCAL YEAR.

RESPECTFULLY YOURS,

[SIGNATURE]

GEORGE PUTNAM
CHAIRMAN OF THE TRUSTEES
DECEMBER 20, 1995

REPORT FROM THE FUND MANAGER
WILLIAM REEVES

California's improving economy and efforts by Orange County to put its financial house back in order have considerably improved prospects for
municipal  bonds  from  around  the  Golden  State.  In  fact,   after
underperforming the national tax-free markets in 1994, California's municipal-bond market is now regaining its eminent position in the tax-free bond market. In addition, relatively stable, low interest rates, as well as low inflation and modest economic growth, have further enhanced the attractiveness and performance of the state's municipal bonds.

With all these positive influences, municipal-bond investors might have had reasons to celebrate, had it not been for Congressional talk of tax reform, the flat-tax proposal in particular. While uneasy investors reacted to the perceived effects of a flat tax and not to any hard facts, their uncertainty depressed demand for tax-free bonds and dampened the strong rally that began early in calendar 1995.

Putnam California Investment Grade Municipal Trust's performance at the end of the first half of fiscal 1996 reflected this subdued mood of the municipal-bond market. For the six months ended October 31, 1995, your fund posted a total return of 8.87% at net asset value, less than half its performance of 19.47% at NAV on a calendar year-to-date basis.

FLAT-TAX FEARS CREATING BUYING OPPORTUNITY

The mere talk of a flat tax, which would reduce or even eliminate the beneficial treatment now accorded municipal bonds, was enough to send the tax-free market into decline. The underperformance of otherwise fundamentally sound bonds has created tremendous value, especially for investors who think the municipal market has overreacted to talk of such a tax -- which has yet to be formally proposed, let alone enacted into law.

The underperformance of tax-free securities during the semiannual period illustrates an important facet of investing -- the tendency of investors to buy and sell in response to current events rather than rationally assessing a security's long-term value. At Putnam, we attempt to capitalize on price distortions and the opportunities they create through an investment process that relies on discipline. In-depth credit research and strict buy and sell rules are critical to provide rational evaluation of short-term events and their impact on long-term prospects.

Although the potential for tax reform is real, we believe the municipal markets appear to be overreacting to the moment. Not only is genuine reform unlikely before 1997, we believe the magnitude of restructuring that is currently being proposed will make the existing plans politically unfeasible.

ATTRACTIVE CURRENT YIELDS REFLECT VALUE IN TAX-FREE MARKETS

Because a bond's yield moves in the opposite direction of its price, one benefit of a market under pressure is the emergence of higher-yielding securities. Currently, municipal-bond yields are at attractive levels compared with Treasury bonds of similar maturities. In fact, municipal-bond yields, which have traditionally traded between 78% and 84% of Treasury yields, traded closer to 90% or higher for much of the first half

[BAR CHART]

Hospital/Health care     15.3%
Water & Sewage           14.9%
Utilities                 7.2%
* Based on net assets on 10/31/95. Holdings will vary over time.

of fiscal 1996. This higher yield ratio suggests municipal bonds have become quite attractive on a valuation basis.

Another way to evaluate the attractiveness of an investment in the fund is to compare its tax-free yield with that of a taxable investment. An investor in the maximum 46.24% combined state and federal tax bracket would have to receive 11.61% from an equivalent taxable investment to match the fund's 6.24% current dividend rate at net asset value. (Of course, taxpayers in lower brackets would benefit to a lesser degree.)

PORTFOLIO EMPHASIS ON QUALITY AND LOW VOLATILITY

During the period, the fund maintained its core position in premium bonds. The balance -- approximately one third -- is invested in discount and noncallable bonds. We believe this ratio provides a near-optimal mix of income and total return potential in today's non-inflationary environment.

Premium bonds, which are most important for the level of income they provide, generally experience less price volatility in response to interest rate changes than do discount bonds. Therein lies the conservative nature of these high-quality instruments. The discount and noncallable bonds play more of an aggressive role and typically appreciate faster than premium and current-coupon bonds in a rising market environment.

Given our initial assumption that interest rates were likely to remain flat or even decline during the course of the fiscal year, the fund has maintained a modestly long duration of approximately 11 years. We believe this strategy will improve the fund's prospects for price appreciation in the coming months.

INVESTMENT APPROACH CAUTIOUS BUT OPPORTUNISTIC

Interest rate and inflation trends are expected to be favorable for the balance of the fiscal year. By all accounts, the Federal Reserve Board has successfully engineered a soft landing, that is, the slowing of economic growth to a sustainable level. We believe it now appears that the Fed's pace and degree of interest rate increases during 1994 have paved the way for solid economic growth with low inflation -- a situation that is giving bond investors something to cheer about.

[PIE CHART]

AAA     AA         A       BBB    BBB/Ba     VMIGI     BBB/Baa
-----------------------------------------------------------------
47.0   9.0      18.6      16.6       3.7       1.6     3.5

Expressed as a percentage of the market value of the portfolio on 10/31/95. A bond rated BBB or higher is considered investment grade. Holdings will vary over time.

The issuance of California municipal bonds is down by approximately 20% from levels at this time last year, more than in many other parts of the country. At the same time, the demand has increased because of the state's improving budget and economic situation. We believe California municipal bonds have the potential to outperform the rest of the market over the next several months.

The relative underperformance of municipal bonds during the period makes prospects for these tax-free investments quite attractive for the balance of fiscal 1996. We believe that municipals may benefit if flat-tax fears subside and the underlying fundamentals, which remain quite strong, recapture the attention of investors.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

Performance should always be considered in light of a fund's investment strategy. Putnam California Investment Grade Municipal Trust is designed for investors seeking high current income free from federal and state income tax, consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

TOTAL RETURN FOR PERIODS ENDED 10/31/95

(common shares)
                                     NAV                  MARKET PRICE
----------------------------------------------------------------------
6 months                           8.87%                         2.51%
----------------------------------------------------------------------
1 year                             17.58                         17.35
----------------------------------------------------------------------
Life-of-fund (since 11/27/92)      31.12                         11.04
Annual average                      9.69                          3.64
----------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/95
                  LEHMAN BROS. MUNICIPAL                      CONSUMER
                              BOND INDEX                   PRICE INDEX
----------------------------------------------------------------------
6 months                           6.76%                         1.19%
----------------------------------------------------------------------
1 year                             14.84                          2.81
Life-of-fund (since 11/27/92)      23.10                          8.24
Annual average                      7.35                          2.74
----------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/95
(most current calendar quarter)
                                     NAV                  MARKET PRICE
----------------------------------------------------------------------
6 months                           6.22%                         2.50%
----------------------------------------------------------------------
1 year                             11.21                          9.73
----------------------------------------------------------------------
Life-of-fund (since 11/27/92)      27.93                          9.39
Annual average                      9.06                          3.21
----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION

(Six months ended 10/31/95)

DISTRIBUTIONS
(COMMON SHARES)                      NAV
----------------------------------------------------------------------
Number                                 6
----------------------------------------------------------------------
Income                            $0.465
----------------------------------------------------------------------
Total                              0.465
Preferred shares   Series A (320 shares)
----------------------------------------------------------------------
Total                          $1,069.75
----------------------------------------------------------------------
SHARE VALUE: (common shares)         NAV                  MARKET PRICE
----------------------------------------------------------------------
4/30/95 (common shares)           $14.16                      $13.625
----------------------------------------------------------------------
10/31/95 (common shares)           14.90                       13.500
----------------------------------------------------------------------
CURRENT RETURN (end of period)
----------------------------------------------------------------------
Current dividend rate1             6.24%                         6.89%
----------------------------------------------------------------------
Taxable equivalent2                11.61                         12.81
----------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or market price at end of period. 2Assumes maximum 46.24% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, the liquidation preference and cumulative undeclared dividends paid on the remarketed preferred shares, divided by the number of outstanding common shares.

MARKET PRICE is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

PORTFOLIO OF INVESTMENTS OWNED
October 31, 1995 (Unaudited)

KEY TO ABBREVIATIONS

AMBAC     AMBAC Indemnity Corporation
CGIC Capital Guaranty Insurance Company
COP  Certificate of Participation
FGIC Financial Guaranty Insurance Company
FNMA Federal National Mortgage Association
GNMA Government National Mortgage Association
IFB  Inverse Floating Bonds
MBIA Municipal Bond Investors Assurance Corporation
TRAN Tax Revenue Anticipation Notes
VRDN Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (100.3%)*

PRINCIPAL AMOUNT                               RATINGS**         VALUE

CALIFORNIA (100.3%)
----------------------------------------------------------------------
$3,000,000 Berkeley, Hlth. Fac. Rev. Bonds
           (Alta Bates Med. Ctr.), Ser. A, 6.55s,
           12/1/22                                   Baa    $3,003,750
 3,600,000 CA Edl. Fac. Rev. Bonds
           (U. of San Francisco), 6.4s, 10/1/17        A     3,766,500
 3,000,000 CA Hlth. Fac. Fin. Auth. Rev. Bonds
           (Henry Mayo Newhall ), Ser. A, 8s, 10/1/18  A     3,296,250
 2,000,000 (Kaiser Permante), Ser. C, 5.6s, 5/1/33    AA     1,852,500
 8,500,000 CA Hsg. Fin. Agcy. Home Mtge.
           Rev. Bonds, Ser. D, zero %, 8/1/20         Aa     1,232,500
 2,885,000 CA Poll. Control Fin. Auth. Rev.
           Bonds (Pacific Gas & Elec Co. Project),
           Ser. B, 8 7/8s, 1/1/10                      A     3,191,531
           CA Poll. Control Fin. Auth. VRDN
           (Shell Oil Co. Project),
   900,000 Ser. B, 3.8s, 10/1/11                   VMIGI       900,000
   500,000 Ser A, 3.8s, 10/1/06                    VMIGI       500,000
 2,000,000 CA State Dept. Wtr. Resources IFB
           (Central Valley Project), 9.55s, 12/1/12
           (acquired 11/27/92, cost $2,188,785)+      AA     2,605,000
 2,000,000 CA State Dept. Wtr. Resources Rev.
           Bonds (Central Valley Project), Ser. L, MBIA,
           5 1/2s, 12/1/23                           AAA     1,932,500
 2,000,000 CA State Pub. Wks. Board Lease Rev.
           Bonds (Dept. of Corrections Monterey
           Cnty. Soledad II), Ser. A 7s, 11/1/19       A     2,185,000
 2,000,000 CA Statewide Cmntys. Dev. Auth. COP
           (Insured Hlth. Facs., Unihealth), Ser. A,
           AMBAC, 5 3/4s 10/1/25                     AAA     1,975,000
 3,000,000 Calleguas-Las Virgines Pub. Fing. Auth.
           Rev. Bonds (Calleguas Muni. Wtr. Dist.
           Project), FGIC, 5 1/8s, 7/1/21            AAA     2,752,500
 3,000,000 Foothill/Eastern Trans. Corridor Agcy.
           Rev. Bonds (California Toll Roads),
           Ser. A, 6s, 1/1/34                        BBB    2,842,500

PRINCIPAL AMOUNT                               RATINGS**         VALUE
CALIFORNIA (CONTINUED)
----------------------------------------------------------------------
$3,150,000 Irvine Ranch, Wtr. Dist. Jt. Pwr.
           Agcy. Rev. Bonds (Issue II), FNMA,
           8 1/4s, 8/15/23                             A    $3,390,188
 2,350,000 Long Beach, Fing. Auth. Rev.
           Bonds, AMBAC, 5 1/2s, 11/1/22             AAA     2,258,938
 5,500,000 Los Angeles Cnty. Metro. Trans.
           Auth. Rev. Bonds, AMBAC, 5 1/2s, 7/1/17   AAA     5,369,375
 3,120,000 Los Angeles Multi. Fam. Rev. Bonds
           (Mission Plaza Apts. Project),
           Ser. A, GNMA Coll, 7.8s, 1/20/35          AAA     3,334,500
 2,000,000 Metropolitan Wtr. Dist. Southn.
           CA Wtrwks. Rev. Bonds 5 1/2s, 7/1/13       AA     1,957,500
 5,500,000 Northn. CA Pwr. Agcy. Multi. Cap.
           Facs. IFB, MBIA, 8.892s, 8/1/25           AAA     6,077,500
 2,000,000 Orange Cnty., Pub. Fac. Corp. COP
           (Solid Waste Management), 7 7/8s,
           12/1/13                                   BBB     2,027,500
 4,000,000 Rancho, Wtr. Dist. Fin. Auth.
           IFB, AMBAC, 8.974s, 8/17/21               AAA     4,930,000
 1,630,000 Richmond, Jt. Pwr. Fin. Auth. Rev. Bonds.
           (Impt. Dists. 851 & 853), Ser. B, 8 1/2s,
           9/2/19                                  BBB/P     1,680,905
 2,890,000 Riverside, Hosp. Rev. Bonds
           (Riverside Cmnty. Hosp.), Ser. A,
           6 3/4s, 11/1/15                           BBB     2,806,913
 4,000,000 San Bernardino Jt. Pwrs. Fing. Auth.
           Tax Allocation Rev. Bonds Ser. A, CGIC,
           5 3/4s, 10/1/15                           AAA     3,980,000
 2,000,000 San Francisco Bay Area Rapid Tran.
           Dist. FGIC, 5 1/2s, 7/1/20                AAA     1,937,500
 4,750,000 Santa Clara Cnty. Fin. Auth. Lease
           Rev. Bonds (VMC Fac. Replacement Project),
           Ser. A, AMBAC, 6 7/8s, 11/15/14           AAA     5,254,688
 4,500,000 Vallejo, COP (Marine World Foundation),
           8.1s, 2/1/21                            BBB/P     4,758,750
           West Contra Costa U. School Dist. COP
 1,860,000 7 1/8s, 1/1/24                             Ba     1,950,673
 1,140,000 6 7/8s, 1/1/09                             Ba     1,191,300
----------------------------------------------------------------------
           TOTAL INVESTMENTS (cost $79,361,791)***         $84,941,761
----------------------------------------------------------------------

NOTES
* Percentages indicated are based on net assets of $84,666,370. Net assets available to common shareholders are $68,646,960.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 1995 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1995. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

+     Restricted as to public resale. At the date of acquistion these securities were valued at cost. There were no outstanding securities of the same class as those held. Total market value of restricted securities owned at October 31, 1995 was $2,605,000 or 3% of net assets.

*** The aggregate identified cost on a tax basis is $79,361,791, resulting in gross unrealized appreciation and depreciation of $5,621,133 and $41,163, respectively, or net unrealized appreciation of $5,579,970.

     The fund had the following insurance concentration greater than 10% of net assets at October 31, 1995:

          AMBAC           23.4%

     The fund had the following industry group concentrations greater than 10% of net assets at October 31,1995

          Hospitals/Health Care     15.3%
          Water & Sewerage          14.9
          Utilities                 12.6

     The rates shown on VRDNs and IFBs are the current interest rates at October 31, 1995, which are subject to change based on the terms of the security.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995 (Unaudited)

ASSETS
----------------------------------------------------------------------
Investments in securities, at value
(identified cost $79,361,791) (Note 1)                     $84,941,761
----------------------------------------------------------------------
Cash                                                           666,061
----------------------------------------------------------------------
Interest receivable                                          1,561,523
----------------------------------------------------------------------
Unamortized organization expenses (Note 1)                       2,391
----------------------------------------------------------------------
TOTAL ASSETS                                               87,171,736
----------------------------------------------------------------------

LIABILITIES
----------------------------------------------------------------------
Distributions payable to shareholders                          357,033
----------------------------------------------------------------------
Payable for securities purchased                             1,974,753
----------------------------------------------------------------------
Payable for compensation of Manager (Note 3)                   149,488
----------------------------------------------------------------------
Payable for compensation of Trustees (Note 3)                       60
----------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 3)       2,192
----------------------------------------------------------------------
Payable for administrative services (Note 3)                       426
----------------------------------------------------------------------
Other accrued expenses                                          21,414
----------------------------------------------------------------------
TOTAL LIABILITIES                                            2,505,366
----------------------------------------------------------------------
NET ASSETS                                                $84,666,370
----------------------------------------------------------------------

REPRESENTED BY
----------------------------------------------------------------------
Remarketed preferred shares, without par value;
320 shares authorized (320 shares issued at $50,000
per share liquidation preference) (Note 2)                 $16,000,000
----------------------------------------------------------------------
Common shares, without par value; unlimited shares
authorized; 4,607,092 shares outstanding (Note 1)           64,176,446
----------------------------------------------------------------------
Undistributed net investment income (Note 1)                    92,974
----------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)      (1,183,020)
----------------------------------------------------------------------
Net unrealized appreciation of investments                   5,579,970
----------------------------------------------------------------------
NET ASSETS                                                $84,666,370
----------------------------------------------------------------------
COMPUTATION OF NET ASSET VALUE
----------------------------------------------------------------------
Remarketed preferred shares at liquidation preference      $16,000,000
----------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares  19,410
----------------------------------------------------------------------
Net assets allocated to remarketed preferred shares at
liquidation preference                                      16,019,410
----------------------------------------------------------------------
Net assets available to common shares:
----------------------------------------------------------------------
Net asset value per share $14.90 ($68,646,960 divided
by 4,607,092 shares)                                        68,646,960
----------------------------------------------------------------------
NET ASSETS                                                 $84,666,370
----------------------------------------------------------------------

STATEMENT OF OPERATIONS
Six months ended October 31, 1995 (Unaudited)

TAX EXEMPT INTEREST INCOME                                 $2,797,268
----------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------
Compensation of Manager (Note 3)                               295,796
----------------------------------------------------------------------
Investor servicing and custodian fees (Note 3)                  34,689
----------------------------------------------------------------------
Compensation of Trustees (Note 3)                                3,774
----------------------------------------------------------------------
Auditing                                                        20,604
----------------------------------------------------------------------
Amortization of organization expenses (Note 1)                   1,660
----------------------------------------------------------------------
Reports to shareholders                                         12,672
----------------------------------------------------------------------
Legal                                                            5,731
----------------------------------------------------------------------
Postage                                                         11,021
----------------------------------------------------------------------
Administrative services (Note 3)                                 1,756
----------------------------------------------------------------------
Preferred share remarketing agent fees                             403
----------------------------------------------------------------------
Other                                                            1,159
----------------------------------------------------------------------
TOTAL EXPENSES                                                 389,265
----------------------------------------------------------------------
Expense reduction (Note 2)                                    (40,861)
----------------------------------------------------------------------
NET EXPENSES                                                   348,404
----------------------------------------------------------------------
NET INVESTMENT INCOME                                        2,448,864
----------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 4)             1,608,101
----------------------------------------------------------------------
Net unrealized appreciation of investments during
the period                                                   1,825,225
----------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                      3,433,326
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $5,882,190
----------------------------------------------------------------------

Statement of changes in net assets

                                  SIX MONTHS ENDED          YEAR ENDED
                                       OCTOBER 31*            APRIL 30
----------------------------------------------------------------------
                                              1995               1995
----------------------------------------------------------------------
INCREASE IN NET ASSETS
----------------------------------------------------------------------
Operations:
----------------------------------------------------------------------
Net investment income                   $2,448,864          $4,805,233
----------------------------------------------------------------------
Net realized gain (loss) on investments  1,608,101         (2,683,740)
----------------------------------------------------------------------
Net unrealized appreciation of investments1,825,225          1,990,454
----------------------------------------------------------------------
Net increase in net assets resulting from
operations                               5,882,190          4,111,947
----------------------------------------------------------------------

DISTRIBUTIONS TO REMARKETED PREFERRED
SHAREHOLDERS
----------------------------------------------------------------------
From net investment income               (342,319)           (538,541)
----------------------------------------------------------------------
From net realized gains                         --            (71,815)
----------------------------------------------------------------------
In excess of net realized gains                 --            (12,038)
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
operations applicable to common shareholders
(excluding cumulative undeclared dividends and
capital gain dividends on remarketed preferred
shares of $19,410 and $42,607
respectively.)                           5,539,871          3,489,553
----------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
----------------------------------------------------------------------
From net investment income             (2,142,156)         (4,369,764)
----------------------------------------------------------------------
From net realized gains                         --           (568,796)
----------------------------------------------------------------------
In excess of net realized gains                 --            (95,343)
TOTAL INCREASE (DECREASE) IN NET ASSETS  3,397,715        (1,544,350)
----------------------------------------------------------------------

NET ASSETS
----------------------------------------------------------------------
Beginning of period                     81,268,655          82,813,005
----------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of $92,974 and
$128,585 respectively)                 $84,666,370        $81,268,655
----------------------------------------------------------------------
NUMBER OF FUND SHARES
----------------------------------------------------------------------
COMMON SHARES OUTSTANDING AT BEGINNING
AND END OF PERIOD                        4,607,092           4,607,092
----------------------------------------------------------------------
REMARKETED PREFERRED SHARES OUTSTANDING AT
BEGINNING AND END OF PERIOD                    320                 320
----------------------------------------------------------------------

*    Unaudited.

 FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                        FOR THE PERIOD
                                                     NOVEMBER 27, 1992
                    SIX MONTHS                        (COMMENCEMENT OF
                         ENDED                          OPERATIONS TO)
----------------------------------------------------------------------
                      OCTOBER 30 YEAR ENDED APRIL 30          APRIL 30
----------------------------------------------------------------------
                              1995*    1995     1994              1993
----------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD          $14.16  $14.49   $15.12         $14.02**
----------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income           .53    1.04     1.03            .41(a)
----------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments      .74   (.15)    (.40)              1.12
TOTAL FROM INVESTMENT OPERATIONS1.27    .89      .63             1.53
----------------------------------------------------------------------
LESS DISTRIBUTIONS
From net investment income:
to preferred shareholders     (.07)   (.12)    (.12)          (.03)***
to common shareholders        (.46)   (.95)    (.93)            (.31)
From net realized gain:
to preferred shareholders        --   (.01)    (.02)                --
to common shareholders           --   (.12)    (.18)                --
In excess of net realized
gain to common shareholders      --   (.02)       --                --
----------------------------------------------------------------------
TOTAL DISTRIBUTIONS           (.53)  (1.22)   (1.25)             (.34)
----------------------------------------------------------------------
Preferred share offering costs   --      --    (.01)          (.09)***
----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD
(common shares)              $14.90  $14.16   $14.49            $15.12
----------------------------------------------------------------------
MARKET VALUE, END OF PERIOD
(common shares)              $13.50  $13.63   $13.88            $14.88
----------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
MARKET VALUE (common shares) (%)(b) 2.51(d)     6.67               .31     1.23(d)
----------------------------------------------------------------------
NET ASSETS, END OF PERIOD
(total fund) (in thousands) $84,666 $81,269  $82,813           $85,647
----------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (c)(e).58(d)    1.20     1.07         .33(a)(d)
----------------------------------------------------------------------
Ratio of net investment income
 to average net assets (%)(c)3.7(d)    6.52     5.84        2.69(a)(d)
----------------------------------------------------------------------
Portfolio turnover rate (%)43.26(d)  101.23    54.06          43.46(d)
----------------------------------------------------------------------

*    Unaudited.

** Represents initial net asset value of $14.10 less offering expenses of approximately $0.08.

***  Preferred shares were issued on February 18, 1993.

(a) Reflects a waiver of the management fee for the period November 27, 1992 to February 19, 1993. As a result of such waiver, expenses of the fund for the period ended April 30, 1993 reflect a reduction of approximately $0.02 per share. (See Note 3).

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Ratios reflect net assets available to common shares, net investment income ratio also reflects reduction for income dividend distributions and declared payments to preferred shareholders.

(d)  Not annualized.

(e) The ratio of expenses to average net assets for the six months ended October 31, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

NOTES TO FINANCIAL STATEMENTS
October 31, 1995 (Unaudited)
NOTE 1
SIGNIFICANT ACCOUNTING POLICIES The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed- end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax and California personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that the fund's Manager believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C DETERMINATION OF NET ASSET VALUE Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities
(including accrued expenses), and the liquidation value of any outstanding remarketed preferred shares and cumulative undeclared dividends paid on remarketed preferred shares, by the total number of common shares outstanding.

D FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains. At April 30, 1995 the fund had a capital loss carryover of approximately $753,425 which may be available to offset future realized gains to the extent provided by regulations. This amount will expire on April 30, 2003.

E DISTRIBUTIONS TO SHAREHOLDERS Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend (common and preferred) date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on California Investment Grade Municipal Trust was 3.69%.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

F AMORTIZATION OF BOND PREMIUM AND DISCOUNT Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discount on zero-coupon bonds, step-up bonds and original issue discount bonds is accreted according to the effective yield method.

G UNAMORTIZED ORGANIZATION EXPENSES Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $12,024. These expenses are being amortized on a straight-line basis over a five-year period.

NOTE 2
REMARKETED  PREFERRED  SHARES   The remarketed  preferred  shares  are
redeemable at the option of the fund on any remarketing date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under the terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. For the six months ended October 31, 1995, there were no such restrictions on the fund.

NOTE 3
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS Compensation of Putnam Management, the fund's Manager, for management and investment advisory services is paid quarterly based on the average net assets of the fund, including net assets attributable to remarketed preferred shares. Such fee is based on the annual rate of 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of any excess over $1.5 billion of such average net asset value.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $530 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the six months ended October 31,
1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial  functions  for the fund's assets  are  provided  by  Putnam
Fiduciary Trust Company (PFTC), a wholly-ownedsubsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by PutnamInvestor Services, a division of PFTC.

For the six months ended October 31, 1995, fund expenses were reduced by $40,861 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the offset arrangments in an income-producing asset if it had not entered into such arrangements.

NOTE 4
PURCHASES AND SALES OF SECURITIES During the six months ended October 31, 1995, purchases and sales of investment securities other than short-term investments aggregated $42,253,805 and $34,535,303, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

SELECTED QUARTERLY DATA
(UNAUDITED)

                                                                                 NET INCREASE
                                                            NET REALIZED        (DECREASE) IN
                                                          AND UNREALIZED           NET ASSETS
                    INVESTMENT         NET INVEST-        GAIN (LOSS) ON       RESULTING FROM
                        INCOME         MENT INCOME           INVESTMENTS           OPERATIONS
QUARTER                    PER                 PER                   PER                  PER
ENDED          TOTAL    SHARE        TOTAL  SHARE          TOTAL  SHARE         TOTAL  SHARE
--------------------------------------------------------------------------------
-------
10/31/95  $1,427,347      $.31  $1,101,331    $.23    $2,382,822    $.51   $3,484,153    $.74
--------------------------------------------------------------------------------
-------
7/31/95   $1,369,921      $.30  $1,028,411    $.22    $1,050,504    $.23   $2,078,915    $.45
--------------------------------------------------------------------------------
-------
4/30/95   $1,389,764      $.30  $1,034,349    $.22    $2,341,857    $.50   $3,376,206    $.72
--------------------------------------------------------------------------------
-------
1/31/95   $1,372,289      $.30  $1,088,151    $.24     $ 256,135    $.05   $1,344,286    $.29
--------------------------------------------------------------------------------
-------
10/31/94  $1,465,080      $.32  $1,092,630    $.23  $(3,778,702)  $(.81) $(2,686,072)  $(.58)
--------------------------------------------------------------------------------
-------
7/31/94   $1,356,924      $.29  $1,008,950    $.22     $ 487,424    $.11   $1,496,374    $.33
--------------------------------------------------------------------------------
-------
4/30/94   $1,365,012      $.29  $1,004,269    $.21  $(6,920,591) $(1.51) $(6,001,179) $(1.32)
--------------------------------------------------------------------------------
-------
1/31/94   $1,383,360      $.30  $1,007,194    $.24     $ 705,801    $.15   $1,782,995    $.39
--------------------------------------------------------------------------------
-------
10/31/93  $1,399,089      $.31  $1,045,563    $.23    $2,986,551    $.65   $4,032,114    $.88
--------------------------------------------------------------------------------
-------
7/31/93   $1,384,972      $.30  $1,057,110    $.23    $1,455,691    $.31   $2,512,801    $.54
--------------------------------------------------------------------------------
-------

     Per common share.

RESULTS OF OCTOBER 5, 1995 SHAREHOLDER MEETING

An annual meeting of shareholders of the fund was held on October 5, 1995. At the meeting, each of the nominees for Trustees was elected, as follows:
                               VOTES FOR               VOTES WITHHELD
----------------------------------------------------------------------
Jameson Adkins Baxter          4,341,105                        58,148
----------------------------------------------------------------------
Hans H. Estin                  4,344,530                        54,722
----------------------------------------------------------------------
Elizabeth T. Kennan            4,340,918                        58,334
----------------------------------------------------------------------
Lawrence J. Lasser             4,338,429                        60,823
----------------------------------------------------------------------
Donald S. Perkins              4,344,717                        54,536
----------------------------------------------------------------------
William F. Pounds              4,342,117                        57,136
----------------------------------------------------------------------
George Putnam                  4,344,217                        55,036
----------------------------------------------------------------------
George Putnam, III             4,339,497                        59,755
----------------------------------------------------------------------
E. Shapiro                     4,333,718                        65,535
----------------------------------------------------------------------
A.J.C. Smith                   4,343,906                        55,346
----------------------------------------------------------------------
W. Nicholas Thorndike          4,343,700                        55,553
----------------------------------------------------------------------

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 4,331,987 votes for, and 15,834 votes against, with 51,432 abstentions and broker non-votes. All tabulations have been rounded to the nearest whole number. Fund information

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNCIL
Ropes & Gray

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

James E. Erickson
Vice President

Blake Anderson
Vice President

William H. Reeves
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer


Call  1-800-225-1581  weekdays  from  9  a.m.  to  5  p.m.,  Eastern  Time   for
up-to-date   information   about  the  fund's  NAV  or   to   request   Putnam's
Quarterly Closed-End Fund Commentary.

PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

                                                                       Bulk Rate
                                                                    U.S. Postage
                                                                            PAID
                                                                          Putnam
                                                                     Investments

21693-184 12/95

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS.

(1)  Rule lines for tables are omitted.

(2)  Italic typefaces is displayed in normal type.

(3)  Boldface type is displayed in capital letters.

(4) Headers (e.g. the names of the fund) and footers (e.g. page numbers and OThe accompanying notes are an integral part of these financial statementsO) are omitted.

(5) Because the printed page breaks are not reflected, certain tabular and columnar headings and symbols are displayed differently in this filing.

(6)  Bullet points and similar graphic symbols are omitted.

(7)  Page numbering is different.